UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2005

ACCO BRANDS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4800

ACCO World Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

Tax Allocation Agreements

Fortune/ACCO

On August 16, 2005, ACCO Brands Corporation (formerly named ACCO World Corporation, “ACCO”) entered into a Tax Allocation Agreement, dated as of August 16, 2005 (the “Fortune/ACCO Tax Allocation Agreement”), by and between Fortune Brands, Inc. (“Fortune”) and ACCO, which provides, among other things, for the allocation between Fortune and ACCO of federal, state, local and foreign tax liabilities relating to ACCO and its subsidiaries. In general, Fortune assumed and is responsible for the consolidated federal, and certain state, local and foreign tax liabilities of ACCO and its subsidiaries for periods prior to the Distribution (as defined below), and ACCO assumed and is responsible for all tax liabilities of ACCO and its subsidiaries after the Distribution.

The Fortune/ACCO Tax Allocation Agreement also allocates liability for any taxes that may arise in connection with separating ACCO from Fortune. The Fortune/ACCO Tax Allocation Agreement generally provides that Fortune is responsible for any such taxes. However, ACCO is responsible for any taxes imposed on ACCO or Fortune as a result of either (i) the failure of the Distribution to constitute a spin-off under Section 355 of the Internal Revenue Code of 1986, as amended, or (ii) the subsequent disqualification of the distribution of common stock, par value $.01 per share, of ACCO, including the associated preferred share purchase rights (“ACCO Common Stock”), to Fortune stockholders in connection with the Distribution as tax-free to Fortune for United States federal income tax purposes, if such failure or disqualification is attributable to certain post-Distribution actions taken by or in respect of ACCO (including its subsidiaries) or its stockholders, including any change of ownership of 50% or more in either the voting power or value of ACCO Common Stock.

Though valid as among the parties thereto, the Fortune/ACCO Tax Allocation Agreement is not binding on the Internal Revenue Service (the “IRS”) and does not affect the liability of each of Fortune, ACCO and their respective subsidiaries to the IRS for all federal taxes of the consolidated group relating to periods through the date of the Distribution.

GBC/Lane Industries

On August 16, 2005, General Binding Corporation (“GBC”), which became a wholly-owned subsidiary of ACCO upon completion of the Merger (as defined below), and Lane Industries, Inc. (“Lane Industries”) entered into a Tax Allocation Agreement, dated as of August 16, 2005 (the “GBC/Lane Tax Allocation Agreement”), by and between GBC and Lane which provides for the termination of all rights and obligations of the parties under all of the existing federal and state tax allocation agreements among GBC, Lane Industries and certain of the other members of Lane Industries’ consolidated, combined, unitary and similar groups. The GBC/Lane Tax Allocation Agreement allocates between GBC (and its subsidiaries) and Lane Industries (and its non-GBC subsidiaries) the tax liabilities for pre- and post-Merger tax periods and the responsibility for preparing and filing tax returns with respect to those tax periods. In general, Lane Industries is responsible for separate tax returns filed in respect of Lane Industries or any non-GBC subsidiary of Lane Industries and any related taxes, and for consolidated, combined and unitary tax returns and any related taxes (subject to reimbursement by GBC for GBC’s and its subsidiaries’ share of such taxes, as determined under the provisions of the GBC/Lane Tax Allocation Agreement). GBC is responsible for separate tax returns filed in respect of GBC or of any subsidiary of GBC and any related taxes, except that GBC is also responsible for consolidated, combined or unitary group state tax returns and any related taxes for the 2004 tax year (subject to reimbursement by Lane Industries for Lane Industries’ and its non-GBC subsidiaries’ share of such taxes, as determined under the provisions of the GBC/Lane Tax Allocation Agreement). In addition, the GBC/Lane Tax Allocation Agreement requires Lane Industries to indemnify GBC for all taxes attributable to the proposed unagreed adjustments relating to an ongoing IRS audit for the 1999 tax year. Also, the GBC/Lane Tax Allocation Agreement requires GBC to indemnify Lane Industries for any losses and expenses incurred by Lane Industries as a result of or in connection with any recapture of dual consolidated losses relating to GBC or any of its subsidiaries.

The GBC/Lane Tax Allocation Agreement also requires GBC or Lane Industries, as applicable, to indemnify the other party for the loss of pre-2005 net operating losses under certain circumstances, as well as to compensate the other party for any tax savings realized by it for the 2005 tax year as a result of the filing of consolidated, combined or unitary tax returns for such tax year. The GBC/Lane Tax Allocation Agreement also addresses other tax-related matters, including refunds, tax contests, transfer taxes and cooperation and the exchange of information.

The foregoing descriptions are qualified in their entirety by reference to the Fortune/ACCO Tax Allocation Agreement and GBC/Lane Tax Allocation Agreement which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Rights Agreement

On August 16, 2005, ACCO entered into a Rights Agreement, dated as of August 16, 2005, by and between ACCO and Wells Fargo Bank, National Association, as rights agent (the “Rights Agreement”). On August 16, 2005, ACCO distributed a dividend of one right (each, a “Right”) to purchase shares of Series A Junior Participating Preferred Stock, par value $.01 per share, of ACCO (“Series A Preferred Stock”) for each share of ACCO Common Stock outstanding at the Time of Distribution (as defined in the Distribution Agreement, dated as of March 15, 2005, as amended as of August 4, 2005, by and between Fortune and ACCO). Each Right entitles the registered holder to purchase from ACCO a unit consisting of one one-hundredth of a share of Series A Preferred Stock at a purchase price of $90 per share, subject to adjustment.

The Rights will not be exercisable until the earlier of:

•	10 business days following a public announcement that a person or group has acquired 15% or more of the outstanding shares of ACCO Common Stock (thereby becoming an “acquiring person” under the Rights Agreement); or

•	10 business days following the commencement of a tender offer or exchange offer that would result in a person or group becoming an acquiring person (the “Rights Agreement Distribution Date”).

An “acquiring person” under the Rights Agreement does not include Lane Industries and its affiliates if and so long as they are and continue to be beneficial owners of 15% or more of the outstanding shares of ACCO Common Stock following the completion of the Merger unless they acquire beneficial ownership of an additional 1% of ACCO Common Stock. This exception will no longer be applicable if Lane Industries and its affiliates’ beneficial ownership of ACCO Common Stock falls below 15% of the outstanding shares of ACCO Common Stock. Additionally, a person will not become an acquiring person solely by reason of the acquisition of shares of ACCO Common Stock following the completion of the Merger from Lane Industries as part of an exercise of remedies under a specified pledge agreement between Lane Industries and Harris Trust and Savings Bank.

Under the Rights Agreement, ACCO generally has the right to lower the ownership threshold triggering a person to become an “acquiring person” to an amount not less than the greater of (1) the sum of .001% and the largest percentage of the outstanding shares of ACCO Common Stock owned by any stockholder (excluding, among others, Lane Industries) and (2) 10%. If the threshold is lowered, the above exception for Lane Industries would be revised so that it would be based on the new threshold.

The Rights will expire 10 years after the date of issuance, unless such date is extended or the Rights are earlier redeemed or exchanged.

Until the Rights Agreement Distribution Date, the Rights will be evidenced only by shares of ACCO Common Stock and will be transferred with and only with such common stock. After the Rights Agreement Distribution Date, Rights certificates will be mailed to holders of record of ACCO Common Stock as of the close of business on the Rights Agreement Distribution Date.

In the event that a person becomes an acquiring person, each holder of a Right other than the acquiring person will have the right to receive upon exercise ACCO Common Stock having a value equal to two times the exercise price of the Right. In the event that, at any time following the date on which a person becomes an acquiring person, ACCO engages in certain types of merger or other business combination transactions, each holder of a Right other than the acquiring person will have the right to receive upon exercise common stock of the acquiring company having a value equal to two times the exercise price of the Right.

At any time after a person becomes an acquiring person and prior to their acquisition of 50% or more of the outstanding ACCO Common Stock, the ACCO Board of Directors may exchange the Rights (other than Rights owned by the acquiring person), in whole or in part, for one share of ACCO Common Stock, subject to adjustment. At any time until 10 business days following the date on which a person becomes an acquiring person, ACCO may redeem the Rights in whole, but not in part, at a price of $0.01 per Right.

See “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” below for a description of Series A Preferred Stock.

The foregoing description is qualified in its entirety by reference to the Rights Agreement which is filed hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 17, 2005, pursuant to an Agreement and Plan of Merger dated as of March 15, 2005, as amended as of August 4, 2005 (the “Merger Agreement”), by and among Fortune, ACCO, Gemini Acquisition Sub, Inc. (“Acquisition Sub”) and GBC, Acquisition Sub merged with and into GBC (the “Merger”). Each outstanding share of GBC common stock and GBC Class B common stock was converted into the right to receive one share of ACCO Common Stock and each outstanding share of Acquisition Sub common stock was converted into one share of GBC common stock. As a result of the Merger, the separate corporate existence of Acquisition Sub ceased and GBC continues as the surviving corporation and a wholly-owned subsidiary of ACCO.

ACCO’s Registration Statement on Form S-4/A (Registration No. 333-124946) filed with the Securities and Exchange Commission and declared effective on July 15, 2005 (the “Registration Statement”) sets forth certain information regarding the Merger, ACCO and GBC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 12, 2005, ACCO paid a special dividend to the holders of record of ACCO Common Stock on August 12, 2005 in the aggregate principal amount of $625 million. The special dividend was issued in the form of promissory notes (the “Special Dividend Notes”). The Special Dividend Notes were repaid with interest on August 17, 2005 with the proceeds of loans drawn on a Credit Agreement, dated as of August 17, 2005, by and among ACCO, ACCO Brands Europe Ltd. and Furlon Holding B.V., and the lenders and issuers party thereto, Citicorp North America, Inc., as Administrative Agent, and ABN Ambro Bank, N.V., as Syndication Agent and the offering of 7 5/8% Senior Subordinated Notes due 2015.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement — Rights Agreement” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2005, ACCO filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A description of the Restated Certificate of Incorporation is contained in the Registration Statement.

On August 16, 2005, ACCO also filed a Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to 2,000,000 shares of Series A Preferred Stock. Each share of

Series A Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of ACCO Common Stock whenever such dividend is declared. In the event of liquidation, the holders of Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of ACCO Common Stock. Each share of Series A Preferred Stock will have 100 votes, voting together with ACCO Common Stock. In the event of any merger, consolidation or other transaction in which shares of ACCO Common Stock are exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of ACCO Common Stock. These rights will be protected by customary antidilution provisions. Because of the nature of the Series A Preferred Stock ‘s dividend, liquidation and voting rights, the value of each one one-hundredth interest in a share of Series A Preferred Stock purchasable upon exercise of a Right should approximate the value of one share of ACCO Common Stock.

On August 3, 2005, the Board of Directors of ACCO also adopted amended By-laws, effective as of the Time of Distribution, which are described in the Registration Statement.

The foregoing descriptions are qualified in their entirety by reference to the Restated Certificate of Incorporation, Certificate of Designation and Amended By-laws which are filed hereto as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

On August 16, 2005, Fortune, then the majority stockholder of ACCO, completed the spin-off of ACCO by means of the pro rata distribution (the “Distribution”) of all outstanding shares of ACCO Common Stock held by Fortune to the holders of common stock, par value $3.125 per share, of Fortune (“Fortune Common Stock”). ACCO thereafter became an independent, separately traded, publicly held company.

The Distribution was made without the payment of any consideration or the exchange of any shares by Fortune stockholders. In the Distribution, Fortune stockholders received one share of ACCO Common Stock for every 4.255 shares of Fortune Common Stock held of record as of the close of business on August 9, 2005 and cash for any fractional shares of ACCO Common Stock. Ownership of ACCO Common Stock was registered in book-entry form and each stockholder of Fortune will receive a stock distribution statement indicating the number of shares of ACCO Common Stock that has been credited to the stockholder.

In connection with the Distribution, ACCO Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. “When-issued” trading in ACCO Common Stock began on the New York Stock Exchange on August 5, 2005 under the trading symbol “ABDWI”. ACCO Common Stock began trading “regular way” on the New York Stock Exchange on August 17, 2005 under the trading symbol “ABD”.

The Distribution is more fully described in the Registration Statement.

On August 17, 2005, ACCO issued a press release announcing the completion of the Distribution and the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following report and audited financial statements of GBC are incorporated herein by reference from GBC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004:

(i)	Reports of Independent Registered Public Accounting Firm dated March 15, 2005;

(ii)	Consolidated Balance Sheets as of December 31, 2003 and 2004;

(iii)	Consolidated Statements of Income for each of the three years in the period ended December 31, 2004;

(iv)	Consolidated Statements of Cash Flow for each of the three years in the period ended December 31, 2004;

(v)	Consolidated Statements of Stockholders’ Equity for each of the three years in the period ended December 31, 2004; and

(vi)	Notes to Consolidated Financial Statements.

The following unaudited financial statements of GBC are incorporated herein by reference from GBC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005:

(i)	Condensed Consolidated Balance Sheets as of June 30, 2005 and December 31, 2004;

(ii)	Condensed Consolidated Statements of Income for the three months and six months ended June 30, 2005 and 2004;

(iii)	Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2005 and 2004; and

(iv)	Notes to Condensed Consolidated Financial Statements.

(b) Pro Forma Financial Information.

The following pro forma financial statements of ACCO are incorporated herein by reference from the Registration Statement:

(i)	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 25, 2005;

(ii)	Unaudited Combined Condensed Pro Forma Income Statement for the fiscal year ended December 2004;

(iii)	Unaudited Combined Condensed Pro Forma Income Statement for the three months ended March 2005; and

(iv)	Notes to Combined Condensed Financial Statements.

The Summary Unaudited Pro Forma Combined Condensed Financial Information furnished on ACCO’s Current Report on Form 8-K dated August 4, 2005 is incorporated herein by reference.

Unaudited Pro Forma Combined Condensed Consolidated Financial Information of ACCO for the quarter ended June 30, 2005 will be filed with an amendment to this report.

(c) Exhibits.

3.1	Restated Certificate of Incorporation

3.2	Certificate of Designation of Series A Junior Participating Preferred Stock

3.3	Amended By-laws

4.1	Rights Agreement, dated as of August 16, 2005, by and between ACCO Brands Corporation and Wells Fargo Bank, National Association, as rights agent

10.1	Tax Allocation Agreement, dated as of August 16, 2005, by and between Fortune Brands, Inc. and ACCO Brands Corporation

10.2	Tax Allocation Agreement, dated as of August 16, 2005, by and between General Binding Corporation and Lane Industries, Inc.

99.1	Press release dated August 17, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION
(Registrant)

By	/s/ STEVEN RUBIN
Name:	Steven Rubin
Title:	Secretary

Date: August 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Certificate of Incorporation

3.2	Certificate of Designation of Series A Junior Participating Preferred Stock

3.3	Amended By-laws

4.1	Rights Agreement, dated as of August 16, 2005, by and between ACCO Brands Corporation and Wells Fargo Bank, National Association, as rights agent

10.1	Tax Allocation Agreement, dated as of August 16, 2005, by and between Fortune Brands, Inc. and ACCO Brands Corporation

10.2	Tax Allocation Agreement, dated as of August 16, 2005, by and between General Binding Corporation and Lane Industries, Inc.

99.1	Press release dated August 17, 2005